Exhibit 10(b)(1)

SEVENTH AMENDMENT

This SEVENTH AMENDMENT, dated as of January 31, 2011 (this “Amendment”), is by and among:

(1) U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), not in its individual capacity, but solely as Custodian (in such capacity, the “Custodian”) and as indenture trustee (in such capacity, the “Indenture Trustee”) under the Indenture (as defined below);

(2) CITIBANK, N.A. (“Citibank”), as a Liquidity Bank (in such capacity, the “Liquidity Bank”) under the Note Purchase Agreement (as defined below) and as the Note Purchaser Agent successor to Citicorp North America, Inc. (in such capacity, the “Note Purchaser Agent”) under the Note Purchase Agreement;

(3) CHARTA, LLC (“Charta”), as an Investor (in such capacity, the “Investor”) under the Note Purchase Agreement;

(4) NEWSTAR WAREHOUSE FUNDING 2005 LLC (“NewStar LLC”), as Issuer (in such capacity, the “Issuer”) under the Indenture and the Note Purchase Agreement and as Purchaser (in such capacity, the “Purchaser”) under the Sale and Servicing Agreement (as defined below);

(5) NEWSTAR FINANCIAL, INC. (“NewStar Financial”), as Seller (in such capacity, “Seller”) and as Servicer (in such capacity, “Servicer”) under the Sale and Servicing Agreement and the Note Purchase Agreement; and

(6) U.S. BANCORP EQUIPMENT FINANCE, INC. (successor by merger to Lyon Financial Services, Inc.) dba U.S. Bancorp Portfolio Services (f/k/a U.S. Bank Portfolio Services) (“USB”), as Backup Servicer (in such capacity, “Backup Servicer”) under the Sale and Servicing Agreement.

INTRODUCTORY STATEMENT

NewStar Financial, as Seller and as Servicer, NewStar LLC, as Purchaser, and USB, as Backup Servicer, are parties to the Amended and Restated Sale and Servicing Agreement, dated as of November 19, 2008 (as amended, restated or otherwise modified from time to time, the “Sale and Servicing Agreement”).

NewStar LLC, as Issuer, and U.S. Bank, as Indenture Trustee and as Custodian, are parties to the Amended and Restated Indenture, dated as of November 19, 2008 (as amended, restated or otherwise modified from time to time, the “Indenture”).

NewStar LLC, as Issuer, NewStar Financial, as Seller and Servicer, the Liquidity Banks party thereto, the Investors party thereto and Citibank (as successor to Citicorp North America, Inc., the initial Note Purchaser Agent), as Note Purchaser Agent are parties to the Note Purchase Agreement, dated as of November 19, 2008 (as amended, restated or otherwise modified from time to time, the “Note Purchase Agreement” and, together with the Sale and Servicing Agreement and the Indenture, the “Transaction Documents”). Appendix A (Usage and Definitions) to each of the Transaction Documents, as amended from time to time, is referred to as the “Appendix A.”

The parties wish to amend the Sale and Servicing Agreement, effective as of the Amendment Effective Date (as defined below) on the terms and conditions set forth herein.

Accordingly, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all defined terms that are defined in the Sale and Servicing Agreement (as amended by this Amendment) or, if not therein defined, in the Note Purchase Agreement or, if not therein defined, in the Indenture (including, in each case, the Appendix A to each such agreement), shall have the same meanings when used herein.

Section 2. Amendment to Sale and Servicing Agreement.

Effective as of the Amendment Effective Date, Section 2.7(a) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “end on January 31, 2011 or end on and exclude such earlier date on which the Note Purchaser Agent provides written notice to the Purchaser and the Servicer that the Revolving Period has terminated” appearing in clause (ii) thereof and substituting therefor the phrase “end on February 7, 2011 or end on and exclude such earlier date on which the Note Purchaser Agent provides written notice to the Purchaser and the Servicer that the Revolving Period has terminated”.

Section 3. Representations and Warranties of NewStar LLC and NewStar Financial.

Each of NewStar LLC and NewStar Financial represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Note Purchaser Agent, the Note Purchasers, the Indenture Trustee, the Issuing Bank, the Custodian and the Backup Servicer that:

(a) it has the corporate or limited liability company power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment;

(b) no consent of any person and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment which has not been obtained;

(c) this Amendment been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

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(d) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

Section 4. Conditions to Effectiveness.

This Amendment shall become effective as of the date on which (the “Amendment Effective Date”) the Note Purchaser Agent shall have received fully executed counterparts of this Amendment.

Each of the Issuer, the Seller, Citibank and Charta hereby authorizes, consents and directs the Indenture Trustee to execute this Amendment.

Section 5. Confirmation and Acknowledgement of the Obligations.

As of the Amendment Effective Date, NewStar LLC hereby (i) confirms and acknowledges to the Note Purchaser Agent and the Note Purchasers that it is validly and justly indebted to the Note Purchaser Agent, any other Noteholders, the Note Purchasers and any other Persons party to the Basic Documents, as applicable, for the payment of all obligations due under the Basic Documents without offset, defense, cause of action or counterclaim of any kind or nature whatsoever and (ii) reaffirms and admits the validity and enforceability of the Indenture, the Notes and the other Basic Documents. NewStar Financial hereby confirms and acknowledges its obligations under the Basic Documents and confirms that they will remain in effect following the execution and delivery of this Amendment.

Section 6. Ratification of Basic Documents.

(a) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Notes or the Basic Documents, or a waiver of any Event of Default or Servicer Event of Default under the Notes, the Indenture or the other Basic Documents, whether or not known to the Note Purchaser Agent, any other Noteholder, the Note Purchasers or the Indenture Trustee or (ii) to prejudice any other right or rights which the Note Purchaser Agent, any other Noteholder, the Note Purchasers, the Indenture Trustee or the Backup Servicer may now have or have in the future under or in connection with the Notes or the Basic Documents or any of the instruments or agreements referred to therein. Except to the extent hereby modified, the Notes and each of the Basic Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Notes and the Basic Documents as heretofore amended or modified and as modified by this Amendment are hereby ratified and affirmed. After this Amendment becomes effective, all references to the Sale and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby.

(b) (i) The Note Purchaser Agent, the Indenture Trustee, the Backup Servicer and the Secured Parties reserve all of their legal rights and remedies in respect of any Potential Event of Default, Potential Servicer Event of Default, Servicer Event of Default or

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Event of Default under the Notes, any of the Basic Documents or otherwise and all rights and remedies with respect to the Collateral, (ii) no failure on the part of the Note Purchaser Agent, the Indenture Trustee, the Backup Servicer or any Secured Party to exercise, and no delay in exercising, any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy, and (iii) nothing contained herein shall be deemed to relieve NewStar LLC and NewStar Financial from any of their respective responsibilities and obligations under the Basic Documents or any other document related thereto.

Section 7. GOVERNING LAW; JURISDICTION.

THIS AMENDMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 8. Severability.

If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

Section 9. Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Custodian and as Indenture Trustee

By:	/s/ KYLE HARCOURT
Name: Kyle Harcourt
Title: Vice President

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CHARTA, LLC, as an Investor

By:	Citibank, N.A.,
as Attorney-in-Fact

By:	/s/ TODD D. FRITCHMAN
Name: Todd D. Fritchman
Title: Vice President

CITIBANK, N.A., as a Liquidity Bank

By:	/s/ TODD D. FRITCHMAN
Name: Todd D. Fritchman
Title: Vice President

CITIBANK, N.A., as Note Purchaser Agent

By:	/s/ TODD D. FRITCHMAN
Name: Todd D. Fritchman
Title: Vice President

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NEWSTAR WAREHOUSE FUNDING 2005 LLC, as Purchaser and as Issuer

By:	NEWSTAR FINANCIAL, INC., its
designated manager

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

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NEWSTAR FINANCIAL, INC., as Seller and as Servicer

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

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U.S. BANCORP EQUIPMENT FINANCE, INC. dba U.S. Bancorp Portfolio Services (f/k/a U.S. Bank Portfolio Services), as Backup Servicer

By:	/s/ BRAD WINKELMAN
Name: Brad Winkelman
Title: Senior Vice President

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